UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-k

Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2016

HILLS BANCORPORATION
(Exact name of Registrant as specified in its charter)

Commission File Number 0-12668

Iowa	42-1208067
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employee Identification No.)

131 E. Main Street, Hills, Iowa 52235
(Address of principal executive office)

Registrant's telephone number, including area code: (319) 679-2291

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 1, 2016, Marty J. Maiers resigned from his positions as Senior Vice President and Director of Retail Banking for the Company’s wholly-owned commercial bank subsidiary, Hills Bank and Trust Company (the “Bank”). Mr. Maiers will continue his employment with the Bank through the end of 2016.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLS BANCORPORATION

Date: October 3, 2016	/s/ Dwight O. Seegmiller
Dwight O. Seegmiller, Director, President and Chief Executive Officer